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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                              ____________________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                              ____________________

               Date of Report (Date of earliest event reported):
                                 APRIL 27, 1995

                                L.A. GEAR, INC.
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

                                    1-10157
                            (Commission File Number)

                                   95-3375118
                       (IRS Employer Identification No.)

           2850 OCEAN PARK BOULEVARD, SANTA MONICA, CALIFORNIA  90405
           (Address of principal executive offices)        (Zip Code)

              Registrant's telephone number, including area code:
                                 (310) 452-4327

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

         ==============================================================

                    THIS REPORT INCLUDES A TOTAL OF 8 PAGES.
                      THE EXHIBIT INDEX APPEARS ON PAGE 4.





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Item 5.          Other Events.

                 On January 29, 1995, L.A. Gear, Inc., a California corporation ("L.A. Gear"), Brands Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of L.A. Gear ("Brands"), and Ryka Inc., a Delaware corporation ("Ryka"), entered into a definitive merger agreement (the "Merger Agreement"), providing for the acquisition of all of the issued and outstanding shares of the common stock, par value $.01 per share, of Ryka (the "Ryka Shares") by L.A. Gear.

                 On April 27, 1995, L.A. Gear and Ryka entered into a letter agreement pursuant to which L.A. Gear formally terminated the Merger Agreement and each party agreed to release the other from any claims or liabilities relating to the transaction or the termination, a copy of which is attached hereto as an exhibit and incorporated herein by reference. Pursuant to such letter agreement, L.A. Gear agreed to waive its rights (i) to fees in connection with a Competing Transaction (as defined in the Merger Agreement) and (ii) to any rights it now has or may in the future have pursuant to the Stock Option Agreement. On April 28, 1995, L.A. Gear issued a press release with respect to termination of the Merger Agreement, a copy of which is attached hereto as an exhibit and incorporated herein by reference.

Item 7.          Financial Statements and Exhibits.

                 (a)      Financial Statements of Business Acquired.
                          Not applicable.

                 (b)      Pro Forma Financial Information.
                          Not applicable.

                 (c)      Exhibits.

                          99.8 Letter Agreement, dated April 27, 1995 between L.A. Gear, Inc. and Ryka Inc.

                          99.9 Press Release, dated as of April 28, 1995, by L.A. Gear, Inc.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        L.A. GEAR, INC.



Dated:  April 28, 1995                  By: /s/    Thomas F. Larkins
                                            --------------------------
                                            Thomas F. Larkins,
                                            Senior Vice-President and
                                            General Counsel





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                                 EXHIBIT INDEX

 Exhibit                                                                                          Page
   No.                        Document                                                             No.
 -------                      --------                                                            ----
99.8             Letter Agreement, dated April 27, 1995 between                                    5
                 L.A. Gear, Inc. and Ryka Inc.

99.9             Press Release dated as of April 28, 1995, by L.A. Gear, Inc.                      8






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